SELLER'S SUBSEQUENT TRANSFER INSTRUMENT


          Pursuant to this Seller's Subsequent Transfer Instrument (the "Seller's Instrument"), dated as of June 18, 1998, between NovaStar Financial, Inc. as seller (the "Seller"), and NovaStar Mortgage Funding Corporation, as company (the "Company"), and pursuant to the Mortgage Loan Purchase Agreement, dated as of April 1, 1998 (the "Mortgage Loan Purchase Agreement"), among the Seller, the Company, NovaStar Mortgage Funding Trust, Series 1998-1, as issuer (the "Issuer"), and First Union National Bank, as indenture trustee (the "Indenture Trustee"), the Seller and the Company agree to the sale by the Seller and the purchase by the Company of the subsequent Mortgage Loans listed on the attached Mortgage Loan Schedule (the "Subsequent Mortgage Loans").

          Capitalized terms used and not defined herein have their respective meanings as set forth in the definitions contained in Appendix A to the Indenture, dated as of April 1, 1998 (the "Indenture"), between the Issuer and the Indenture Trustee, which definitions are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

          Section 1.     Conveyance of Subsequent Mortgage Loans.

          (a) The Seller does hereby sell, transfer, assign, set over and convey to the Company, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, all scheduled payments of principal and interest on the Subsequent Mortgage Loans due after the Subsequent Cut-off Date, and all other payments of principal and interest on the Subsequent Mortgage Loans collected after the Subsequent Cut-off Date (minus that portion of any such payment which is allocable to the period prior to the Subsequent Cut-off Date); provided, however, that no scheduled payments of principal and interest due on or before the Subsequent Cut-off Date and collected after the Subsequent Cut-off Date shall belong to the Company pursuant to the terms of this Seller's Instrument. The Seller, contemporaneously with the delivery of this Seller's Instrument, has delivered or caused to be delivered to the Indenture Trustee, at the direction of the Company, each item set forth in Section 2.1(b) of the Mortgage Loan Purchase Agreement with respect to such Subsequent Mortgage Loans. The transfer to the Company by the Seller of the Subsequent Mortgage Loans identified on the attached Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Company, the Indenture Trustee and the Bondholders to constitute and to be treated as a sale by the Seller.

          The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Company on the Subsequent Transfer Date of all the Seller's right, title and interest in and to the Subsequent Mortgage Loans, and other property as and to the extent described above. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Company as of the Subsequent Transfer Date a security interest in all of the Seller's right, title and interest in, to and under the Subsequent Mortgage Loans, and such other property, to secure all of the Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Indenture Trustee, in addition to holding the Subsequent Mortgage Loans for the benefit of the Bondholders and the Bond Insurer, holds the Subsequent Mortgage Loans as designee and agent of the Company. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Maryland and the State of Kansas (which shall be submitted for filing as of the Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the interests of the Company and its assignees in each Subsequent Mortgage Loan and the proceeds thereof.

          (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Seller's Instrument and such other items required under the Mortgage Loan Purchase Agreement shall be borne by the Seller.

          (c) Additional terms of the sale are set forth on Attachment A hereto.

          Section 2.     Representations and Warranties;
Conditions Precedent.

          (a) The Seller hereby affirms the representations and warranties set forth in Section 3.1 of the Mortgage Loan Purchase Agreement that relate to the Seller and the Subsequent Mortgage Loans as of the date hereof. The Seller hereby confirms that each of the conditions set forth in Section 2.2(b) of the Mortgage Loan Purchase Agreement are satisfied as of the date hereof and further represents and warrants that each Subsequent Mortgage Loan complies with the requirements of this Seller's Instrument and Section 2.2(c) of the Mortgage Loan Purchase Agreement.

          (b) The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Seller's Instrument or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof;

          (c) All terms and conditions of the Mortgage Loan Purchase Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Seller's Instrument shall control over the conflicting provisions of the Mortgage Loan Purchase Agreement.

          Section 3.     Recordation of the Seller's Instrument.

          To the extent permitted by applicable law, this Seller's Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Bondholders or is necessary for the administration or servicing of the Mortgage Loans.

          Section 4.     Governing Law.

          This Seller's Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

          Section 5.     Counterparts.

          This Seller's Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

          Section 6.     Successors and Assigns.

          This Seller's Instrument shall inure to the benefit of and be binding upon the Seller and the Company and their respective successors and assigns. The Bond Insurer and the Indenture Trustee shall be express third party beneficiaries hereto.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Seller's Instrument as of the day and year first written above.

                                   NOVASTAR FINANCIAL, INC.,
                                         as Seller


                                   By:   /s/ David J. Lee
                                   Name:  David J. Lee
                                   Title:  Vice President



                                   NOVASTAR MORTGAGE FUNDING
                                   CORPORATION,
                                         as Company


                                   By:  /s/ David J. Lee
                                   Name:  David J. Lee
                                   Title:  Vice President

   NOVASTAR HOME EQUITY LOAN ASSET-BACKED BONDS, SERIES 1998-1

     ATTACHMENT A TO SELLER'S SUBSEQUENT TRANSFER INSTRUMENT
                          June 18, 1998

A.   Profile of Subsequent Mortgage Loans:

     1.   Subsequent Cut-off Date:                June 1, 1998
     2.   Subsequent Transfer Date:               June 18, 1998
     3.   Aggregate Principal Balance of the
          Subsequent Mortgage Loans as of the
          Subsequent Cut-off Date:                $53,989,460.36
     4.   Purchase Price:                         100.00%

B.   As to all the Subsequent Mortgage Loans the subject of this
     Instrument:

     1.   Longest stated term to maturity:        360 months
     2.   Minimum Mortgage Rate:                  7.125%
     3.   Maximum Mortgage Rate:                  14.99%
     4.   WAC of all Mortgage Loans:              10.016%
     5.   WAM of all Mortgage Loans:              325.99%
     6.   Largest Principal Balance:              $650,000
     7.   Non-owner occupied Mortgaged
          Properties:                             9.96%
     8.   California zip code concentration:      11.00%
     9.   Condominiums:                           3.86%
     10.  Single-family:                          84.64%
     11.  Weighted average term since
          origination:                            2.32 months